Exhibit 32.1

CERTIFICATION TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Kenneth Eaton, Chief Executive Officer of OXIS International, Inc. (the “Company”), hereby certify that, to the best of my knowledge:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 17, 2014	By:	/s/ Kenneth Eaton
Name: Kenneth Eaton
Title: Chief Executive Officer (Principal Executive Officer)